Exhibit 10.13

SECOND AMENDMENT TO

AGREEMENT AND PLAN OF MERGER

This Second Amendment (this “Amendment”) to the Agreement and Plan of Merger, dated as of May 28, 2019, as amended on November 27, 2019 (as amended, the “Merger Agreement”), by and among BSV Premier Brookhill LLC, a Virginia limited liability company (the “Company”), Broad Street Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), Broad Street Realty, Inc., a Delaware corporation (formerly known as MedAmerica Properties Inc.) (“Broad Street”), and BSV Brookhill Merger Sub LLC, a Virginia limited liability company (“Merger Sub”), is made and entered into effective as of December 27, 2019, by and among the Company, the Operating Partnership, Broad Street and Merger Sub (collectively, the “Parties”).

RECITALS:

WHEREAS, the Parties entered into the Merger Agreement on May 28, 2019 (as amended by the First Amendment to the Agreement and Plan of Merger, dated as of November 27, 2019);

WHEREAS, the Parties desire to amend the Merger Agreement as set forth herein; and

WHEREAS, capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, and intending to be legally bound, the Parties agree as follows:

1.	Amendment to Exhibit A. The following defined term set forth in Section (ll) of Exhibit A to the Merger Agreement is hereby deleted in its entirety and replaced in its entirety with the following:

“Outside Date” means March 31, 2020.

2.	Miscellaneous.

a.	All references to the “Agreement” set forth in the Merger Agreement shall be deemed to be references to the Merger Agreement, as amended by this Amendment.

b.

Except as amended by this Amendment, all the terms and provisions of the Merger Agreement shall remain unchanged and shall continue in full force and effect in accordance with the terms of the Merger Agreement.

c.

This Amendment may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to each other Party (including by means of electronic delivery), it being understood that the Parties need not sign the same counterpart. Signatures to this Amendment transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

[SIGNATURE PAGES FOLLOW]

In witness whereof, the undersigned Parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

BSV PREMIER BROOKHILL LLC By: BROAD STREET VENTURES, LLC, its manager By: /s/ Michael Z. Jacoby Name: Michael Z. Jacoby Title: Chief Executive Officer
BROAD STREET REALTY, INC. By: /s/ Michael Z. Jacoby Name: Michael Z. Jacoby Title: Chief Executive Officer

BROAD STREET OPERATING PARTNERSHIP, LP

By: BROAD STREET OP GP, LLC, its general partner

By: BROAD STREET REALTY, INC., its sole member

By:         /s/ Michael Z. Jacoby

Name:  Michael Z. Jacoby

Title:    Chief Executive Officer

BSV BROOKHILL MERGER SUB LLC By: BROAD STREET REALTY, INC., its sole member By: /s/ Michael Z. Jacoby Name: Michael Z. Jacoby Title: Chief Executive Officer